Prepaid expenses	12 Months Ended
Dec. 31, 2018
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Prepaid expenses
12.	Prepaid expenses

	2018	2017
Prepaid taxes	$40,504	$38,672
Prepaid commissions	4,694	5,297
Prepaid rent	6,849	7,479
Prepaid insurance	2,304	207
Prepaid to supplier	45,670	19,896

	$100,021	$71,551

Current	74,384	45,421
Non-current	25,637	26,130

	$100,021	$71,551

Prepaid taxes include $14.9 million of tax advance of VAT and withholdings taxes (2017: $12.5 million). The non-current portion of prepaid expenses corresponds to $11.2 million (2017: $12.9 million) of advance payments of taxes which are credited to future payments from tax dividends in Panama and $14.4 million in tax credits (2017: $13.2 million).

Prepaid to supplier mainly includes operating expenses related to management of fuel and maintenance services. As of December 31, 2018, includes $24.0 million (2017: $4.0 million) paid in advance to GE Engines Services, LLC, for the purpose of future maintenance services related to aircraft engines.